Investment in crypto-assets-Bitcoin	12 Months Ended
Dec. 31, 2025
Investment in crypto-assets-Bitcoin [Abstract]
Investment in crypto-assets-Bitcoin
8.	Investment in crypto-assets-Bitcoin:

On September 9, 2025, the Company completed allocations in the aggregate amount of $5.0 million to Bitcoin, as a primary treasury reserve asset, to be executed through a measured, institutional-grade implementation approach. The above allocation comes as part of the newly adopted comprehensive Bitcoin treasury framework, announced on July 31, 2025, targeting up to 50% of its long-term cash reserves, with any potential purchases beyond the initial allocation to be deployed to Bitcoin through disciplined dollar-cost averaging.

In accordance with ASC Topic 820, Fair Value Measurement, the Company measures the fair value (through Level 1 inputs) of its Bitcoin based on the quoted end-of-day price on the measurement date for a single bitcoin from Anchorage Digital Bank N.A, the first and only federally chartered digital asset bank falling within the SEC legal definition of a qualified custodian under Rule 206(4)-2 of the Investment Advisers Act. The following table sets forth the units held, cost basis, and the fair value of its investments in crypto assets, as shown on the consolidated balance sheets as of December 31, 2025:

	Units	Cost basis	Fair value
Investment in crypto-assets:
Bitcoin	44.006	$5,000,000	$3,851,400
Total	44.006	$5,000,000	$3,851,400

The following table presents a reconciliation of the fair value of the Company’s investment in crypto assets- Bitcoin for the year ended December 31, 2025:

Investment in crypto-assets-Bitcoin
Balance December 31, 2024	$—
Purchase of crypto assets-Bitcoin	5,000,000
Change in fair value of crypto assets-Bitcoin	(1,148,600)
Balance December 31, 2025	$3,851,400

Bitcoin is included in current assets in the consolidated balance sheets due to the Company’s ability to sell them in a highly liquid marketplace and its intent to liquidate its bitcoin to support operations when needed.